UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.  )
Filed by the Registrant ☒	Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
BUTTERFLY NETWORK, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

 Your Vote Counts!  BUTTERFLY NETWORK, INC. 1600 DISTRICT AVENUE  BURLINGTON, MA 01803  BUTTERFLY NETWORK, INC.  2025 Annual Meeting of Stockholders  Vote by June 11, 2025  11:59 PM ET  You invested in BUTTERFLY NETWORK, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on June 12, 2025.  Get informed before you vote  View the Notice and Proxy Statement, form of proxy and 2024 Annual Report online at www.ProxyVote.com OR you can receive a  free paper or email copy of the material(s) by requesting prior to May 29, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  June 12, 2025  11:00 a.m. Eastern Time  Virtually at: www.virtualshareholdermeeting.com/BFLY2025  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V74538-P32333

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  Voting Items  Board Recommends  1. To elect seven directors to serve one-year terms expiring in 2026.  For  Nominees:  1a. Joseph DeVivo  1b. Jonathan M. Rothberg, Ph.D.  For  1c. Larry Robbins  For  1d. Dawn Carfora  For  1e. Elazer Edelman, M.D., Ph.D.  For  1f. S. Louise Phanstiel  For  1g. Erica Schwartz, M.D., J.D., M.P.H.  For  2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.  For  3. To approve by a non-binding advisory vote the compensation of the Company’s named executive officers, as disclosed in the proxy statement.  For  NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.  V74539-P32333